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                                                                Exhibit 10.26

                                  INDUSTRIAL LEASE
                                   -NET-NET-.NET-

1.   PARTIES.   This Lease, dated, for reference purposes only, NOVEMBER 5, 1997 is made by and between TRUST MANAGEMENT COMPANY (herein called "Landlord") and MLC ENTERPRISES INC. dba MARINE & INDUSTRIAL SUPPLY (herein called "Tenant").

2.   PREMISES.    Landlord hereby leases to Tenant and Tenant leases from
Landlord for the term, at the rental, and upon all of the conditions set forth herein, that certain real property situated in the City of HOUSTON, County of HARRIS, State of TEXAS, commonly known as 10913 METRONOME, HOUSTON, TEXAS 77043 and described as a 12,650 square foot office/warehouse building situated on approximately 25,000 square feet of land. Said property, including the land and all improvements thereon, is herein called "the Premises".

3.   TERM.

     3.1  TERM.   The term of this tease shall be for THREE (3) YEARS,
commencing on I DECEMBER 1997 and ending on 30 NOVEMBER 2000 unless sooner terminated pursuant to any provision hereof.

4.   RENT.

     4.1 Tenant shall pay to Landlord as rent for the Premises equal monthly installments of THREE THOUSAND SEVEN HUNDRED NINETY-FIVE AND NO 100 DOLLARS ($3,795.00), in advance, on the FIRST day of each month of the term hereof. Tenant shall pay Landlord upon the execution hereof the sum of SEVEN THOUSAND FIVE HUNDRED NINETY AND N01100 DOLLARS ($7,590.00) as rent for THE FIRST AND LAST MONTHS HEREOF. Rent for any period during the term hereof which is for less than one month shall be a pro rata portion of the monthly installment.
Rent shall be payable without notice or demand and without any deduction, offset, or abatement in lawful money of the United States of America to Landlord at the address stated herein or to such other persons or at such other places as Landlord may designate in writing.

     4.2 ADDITIONAL CHARGES. This Lease is what is commonly called a "net lease", it being understood that Landlord shall receive the rent set forth in
Article 4.1 free and clear of any and all impositions, taxes, real estate taxes, liens, charges or expenses of any nature whatsoever in connection with the ownership and operation of the Premises. In addition to the rent reserved by
Article 4.1, Tenant shall pay to the parties respectively entitled thereto all impositions, insurance premiums, operating charges, maintenance charges, construction costs, and any other charges, costs and expenses which arise or may be contemplated under any provisions of this Lease during the term hereof. All of such charges, costs and expenses shall constitute additional charges, and upon the failure of Tenant to pay any of such costs, charges and expenses, Landlord shall have the same rights and remedies as otherwise provided in this Lease for the failure of Tenant to pay rent. It is the intention of the parties hereto that this Lease shall not be terminable for any reason by the Tenant and that the Tenant shall in no event be entitled to any abatement of or reduction in rent payable hereunder, except as herein expressly provided. Any present or future law to the contrary shall not alter this agreement of the parties.


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5.   SECURITY DEPOSIT.  Tenant shall deposit with Landlord upon execution hereof the sum of NONE ($-O-) Dollars as security for Tenant's faithful performance of Tenant's obligations hereunder. If Tenant fails to way rent or other charges due hereunder, or otherwise defaults with respect to any provision of this
Lease, Landlord may use, apply or retain all or any portion of said deposit for the payment of any rent or other charges in default or for the payment of any other sum to which Landlord may become obligated by reason of Tenant's default, or to compensate Landlord for any loss or damage which Landlord may suffer thereby. If Landlord so uses or applies all or any portion of said deposit, Tenant shall within ten (10) days after written demand therefor deposit cash with Landlord in an amount sufficient to restore said deposit to the full amount hereinabove stated and Tenant's failure to do so shall be a breach of this
Lease, and Landlord may at his option terminate this Lease.    Landlord shall
not be required to keep said deposit separate from its general accounts. If Tenant performs all of Tenant's obligations hereunder, said deposit or so much thereof as had not theretofore been applied by Landlord, shall be returned, without payment of interest or other increment for its use, to Tenant (or, at Landlord's option, to the last assignee, if any, of Tenant's interest hereunder) within fifteen (15) days after the expiration of the term hereof, or after Tenant has vacated the Premises, whichever is later.

6.   USE.

     6.1  USE.  The Premises shall be used and occupied only for ANY LEGAL
BUSINESS.

     6.2 COMPLIANCE WITH LAW. Tenant shall, at Tenant's expense, comply promptly with all applicable statutes, ordinances, rules, regulations, orders and requirements in effect during the term or any part of the term hereof regulating the use by Tenant of the Premises. Tenant shall not use or permit the use of the Premises in any manner that will tend to create waste or a nuisance, or, if there shall be more than one tenant of the building containing the Premises, which shall tend to unreasonably disturb such other tenants.

     6.3 CONDITION OF PREMISES. Tenant hereby accepts the Premises in their condition existing as of the date of possession hereunder, subject to all applicable zoning, municipal, county and state laws, ordinances and regulations governing and regulating the use of the Premises, and accepts this Lease subject thereto and to all matters disclosed thereby and by any exhibits attached hereto. Tenant acknowledges that neither Landlord nor Tenant's agent has made any representation or warranty as to the suitability of the Premises for the conduct of Tenant's business.

     6.4 INSURANCE CANCELLATION. Notwithstanding the provisions of Article 6.1 hereinabove, no use shall be made or permitted to be made of the Premises nor acts done which will cause the cancellation of any insurance policy covering said Premises or any building of which the Premises may be a part, and if Tenant's use of the Premises causes an increase in said insurance rates Tenant shall pay any such increase.

     6.5 LANDLORD'S RULES AND REGULATIONS. Tenant shall faithfully observe and comply with the rules and regulations that Landlord shall from time to time promulgate. A copy of said rules and regulations is attached hereto. Landlord reserves the right from time to time to make all reasonable modifications to said rules and regulations. The additions and modifications to said rules and regulations shall be binding upon the Tenant upon delivery of a copy of them to Tenant. Landlord shall not be responsible to Tenant for the nonperformance of any of said rules and regulations by any other tenants or occupants.

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7.   MAINTENANCE, REPAIRS AND ALTERATIONS.

     7.1 TENANT'S OBLIGATIONS. Tenant shall, during the term of this Lease, keep in good order, condition and repair, the Premises and every part thereof, structural or non-structural, and all adjacent sidewalks, landscaping, driveways, parking lots, fences and signs located in the areas which are adjacent to and included with the Premises. Landlord shall incur no expense nor have any, obligation of any kind whatsoever in connection with maintenance of the Premises, and Tenant expressly waives the benefits of any statute now or hereafter in effect which would otherwise afford Tenant the right to make repairs at Landlord's expense or to terminate this Lease because of Landlord's failure to keep the Premises in good order, condition and repair.

     7.2 SURRENDER. On the last day of the term hereof, or on any sooner termination, Tenant shall surrender the Premises to Landlord in good condition, broom clean, ordinary wear and tear excepted. Tenant shall repair any damage to the Premises occasioned by its use thereof, or by the removal of Tenant's trade fixtures, furnishings and equipment pursuant to Article 7.4(c), which repair shall include the patching and filling of holes and repairs of structural damage.

     7.3 LANDLORD'S RIGHTS. If Tenant fails to perform Tenant's obligations under this Article 7, Landlord may at its option (but shall not be required to) enter upon the Premises, after ten (10) days' prior written notice to Tenant, and put the same in good order, condition and repair, and the cost thereof together with interest thereon at the rate of ten (10%) percent per annum shall become due and payable as additional rental to Landlord together with Tenant's next rental installment.

     7.4  ALTERATIONS AND ADDITIONS.
          (a) Tenant shall not, without Landlord's prior written consent, make any alterations, improvements, or additions, in, on or about the Premises, except for non-structural alterations not exceeding $1,000 in cost. As a condition to giving such consent, Landlord may require that Tenant remove any such alterations, improvements, additions or utility installations at the expiration of the term, and to restore the Premises to their prior condition.

          (b) Before commencing any work relating to alterations, additions and improvements affecting the Premises, Tenant shall notify Landlord in writing of the expected date of commencement thereof. Landlord shall then have the right at any time and from time to time to post and maintain on the Premises such notices as Landlord reasonably deems necessary to protect the Premises and Landlord from mechanics' liens, materialmen's liens or any other liens. In any event, Tenant shall pay, when due, all claims for labor or materials furnished to or for Tenant at or for use in the
     Premises.   Tenant shall not permit any mechanics, or materialmen's liens to be levied against the Premises for any labor or material furnished to Tenant or claimed to have been furnished to Tenant or to Tenant's agents or contractors in connection with work of any character performed or claimed to have been performed on the Premises by or at the direction of Tenant.

          (c)  Unless Landlord requires their removal, as set forth in Article
     7.4 (a), all alterations, improvements or additions which may be made on the Premises, shall become the property of Landlord and remain upon and be surrendered with the Premises at the expiration of the term. Notwithstanding the provisions of this Article 7.4(c), Tenant's machinery, equipment and other trade fixtures other than that which is affixed to the Premises so that it cannot be removed without material damage to the Premises, shall


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     remain the property of Tenant and may be removed by Tenant subject to the provisions of Article 7.2.

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8.   INSURANCE; INDEMNITY.

     8.1 INSURING PARTY. As used in this Article 8, the term "insuring party" shall mean the party who has the obligation to obtain the insurance required hereunder. The insuring party in this case shall be designated in Article 20. Whether the insuring party is the Landlord or the Tenant, Tenant shall, as additional rent for the Premises, pay the cost of all insurance required hereunder. If Landlord is the insuring party Tenant shall, within ten (10) days following demand by Landlord, reimburse Landlord for the cost of the insurance so obtained.

     8.2 LIABILITY INSURANCE. The Tenant shall obtain and keep in force during the term of this Lease a policy of comprehensive public liability insurance insuring Landlord and Tenant against any liability arising out of the ownership, use, occupancy or maintenance of the Premises and all areas appurtenant thereto. Such insurance shall be in an amount of not less than $300,000 for injury to or death of one person in any one accident or occurrence and in an amount of not less than $500,000 for injury or death of more than one person in any one accident or occurrence. Such insurance shall further insure Landlord and Tenant against liability for property damage of at least $50,000. The limits of said insurance shall not, however, limit the liability of Tenant hereunder. In the event that the Premises constitute a part of a larger property said insurance shall have a Landlord's Protective Liability endorsement attached thereto. If the Tenant shall fail to procure and maintain said insurance the Landlord may, but shall not be required to, procure and maintain the same, but at the expense of Tenant.

     8.3 PROPERTY INSURANCE. The insuring party shall obtain and keep in force during the term of this Lease a policy or policies of insurance covering loss or damage to the Premises, in the amount of the full replacement value thereof, providing protection against all perils included within the classification of fire, extended coverage, vandalism, malicious mischief, special extended perils (all risk), sprinkler leakage and flood insurance if required. Said insurance shall provide for payment for loss thereunder to Landlord and, if applicable, to the holder of a first mortgage or deed of trust on the Premises. If the insuring party shall fail to procure and maintain said insurance the other party may, but shall not be required to, procure and maintain the same, but at expense of Tenant.

     8.4 INSURANCE POLICIES. Insurance required hereunder shall be in companies rated A+, AAA or better in "Best's Insurance Guide". The insuring party shall deliver prior to possession to the other party copies of policies of such insurance or certificates evidencing the existence and amounts of such insurance with loss payable clauses satisfactory to Landlord. No such policy shall be cancelable or subject to reduction of coverage or other modification except after ten (10) days' prior written notice to Landlord. If Tenant is the insuring party, Tenant shall, within ten (10) days prior to the expiration of such policies, furnish Landlord with renewals or "binders" thereof, or Landlord may order such insurance and charge the cost thereof to Tenant, which amount shall be payable by Tenant upon demand. Tenant shall not do or permit to be done anything which shall invalidate the insurance policies referred to in
Article 8.3. Tenant shall forthwith, upon Landlord's demand reimburse Landlord for any additional premiums attributable to any act or omission or operation of Tenant causing such increase in the cost of insurance. If Landlord is the insuring party, and if the insurance policies maintained hereunder cover other improvements in addition to the Premises, Landlord shall deliver to Tenant a written statement setting forth the amount of any such insurance cost increase and showing in reasonable detail the manner in which it has been computed.

     8.5 WAIVER OF SUBROGATION. Tenant and Landlord each waives any and all rights of recovery against the other, or against the officers, employees, agents and representatives of the

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other, for loss of or damage to such waiving party or its property or the property of others under its control, where such loss of damage is- insured against under any insurance policy in force at the time of such loss or damage. Tenant and Landlord shall, upon obtaining the policies of insurance required hereunder, give notice to the insurance carriers that the foregoing mutual waiver of subrogation is contained in this Lease.

     8.6 HOLD HARMLESS. Tenant shall indemnify, defend and hold Landlord harmless from any and all claims arising from Tenant's use of the Premises or from the conduct of its business or from any activity, work or things which may be permitted or suffered by Tenant in or about the Premises and shall further indemnify, defend and hold Landlord harmless from and against any and all claims arising from any breach or default in the performance of any obligation on Tenant's part to be performed under the provision of this Lease arising from any negligence of tenant or any of its agents, contractors, employees or invitees and from any and all costs, attorneys' fees, expenses and liabilities incurred in the defense of any such claim or any action or proceeding brought thereon. Tenant hereby assumes all risk or damage to property or injury to persons in or about the Premises from any cause, and Tenant hereby waives all claims in respect thereof against Landlord, excepting where said damages arises out of negligence of Landlord.

     8.7 EXEMPTION OF LANDLORD FROM LIABILITY. Tenant hereby agrees that Landlord shall not be liable for injury to Tenant's business or any loss of income therefrom or for damage to the goods, wares, merchandise or other property of Tenant, Tenant's employees, invitees, customers, or any other person in or about the Premises; nor, unless through its negligence, shall Landlord be liable for injury to the person of Tenant, Tenant's employees, agents or contractors and invitees, whether such damage or injury is caused by or results from fire, steam, electricity, gas, water or rain, or from the breakage, leakage, obstruction or other defects of pipes, sprinklers, wires, appliances, plumbing, air conditioning or lighting fixtures, or from any other cause, whether the said damage or injury results from conditions arising upon the Premises or upon other portions of the building of which the Premises are a part, or from other sources or places, and regardless of whether the cause of such damage or injury or the means of repairing the same is inaccessible to Landlord or Tenant. Landlord shall not be liable for any damages arising from any act or neglect of any other tenant, if any, of the building in which the Premises are located.

9.   DAMAGE OR DESTRUCTION.

     9.1 In the event the improvements on the Premises are damaged or destroyed, partially or totally, from any cause whatsoever, whether or not such damage or destruction is covered by any insurance required to be maintained under Article 8, the Tenant shall repair, restore and rebuild the Premises to their condition existing immediately prior to such damage or destruction and this Lease shall continue in full force and effect. Such repair, restoration and rebuilding (all of which are herein called the "repair") shall be commenced within a reasonable time after such damage or destruction and shall be diligently prosecuted to completion. There shall be no abatement of rent or of any other obligation of Tenant hereunder by reason of such damage or destruction. The proceeds of any insurance maintained under Article 8.3 shall be made available to Tenant for payment of the cost and expense of the repair, provided, however, that such proceeds may be made available to Tenant subject to reasonable conditions "including, but not limited to, architect's certification of costs and retention of a percentage of such proceeds pending final notice of completion. In the event that such proceeds are not made available to Tenant within ninety (90) days after such damage or destruction, Tenant shall have the (option for thirty (30) days, commencing on the expiration of such ninety (90) day period of canceling this Lease. If Tenant shall exercise such option, Tenant shall have no further obligation

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hereunder and shall have no further claim against Landlord; provided, however, that Landlord shall return to Tenant so much of Tenant's security deposit as has not theretofore been applied by Landlord. Tenant shall exercise such option by written notice to Landlord -within said thirty (30) day period. In the event that the insurance proceeds are insufficient to cover the cost of the repair, then any amount in excess thereof required to complete the repair shall be paid by Tenant.

     9.2 DAMAGE NEAR END OF TERM. If the Premises are partially destroyed or damaged during the last six (6) months of the term of this Lease, Landlord may, at Landlord's option, cancel and terminate this Lease as of the date of occurrence of such damage by giving written notice to Tenant of Landlord's election to do so within thirty (30) days after the date of occurrence of such damage.

     9.3 PRORATIONS. Upon termination of this Lease pursuant to this Article 9, a pro rata adjustment of rent based upon a thirty (30) day month shall be made. Landlord shall, in addition, return to Tenant so much of Tenant's security deposit as has not theretofore been applied by Landlord.

10.  REAL PROPERTY TAXES.

     10.1 PAYMENT OF TAXES. Landlord shall pay all real property taxes applicable to the Premises during the term of this Lease and bill Tenant for same. If any such taxes shall cover any period of the time prior to or after the expiration of the term hereof, Tenant's share of such taxes shall be equitably prorated to cover only the period of time within the tax fiscal year during which this Lease shall be in effect. If Tenant shall fail to pay any such taxes when billed and due, Tenant shall pay Landlord a late fee equal to ten (10%) percent of said taxes.

     10.2 DEFINITION OF "REAL PROPERTY" TAXES. As used herein, the term "real property tax" shall include any form of assessment, license fee, rent tax, levy, penalty, or tax (other than inheritance or estate taxes) , imposed by any authority having the direct or indirect power to tax, including anv city, county, state or federal government, or any school, agricultural, lighting, drainage or other improvement district thereof, as against any legal or equitable interest of Landlord in the Premises or in the real property of which the Premises are a part, as against Landlord's right to rent or other income therefrom, or as against Landlord's business of leasing the Premises, and, Tenant shall pay any and all charges and fees which may be imposed by the EPA or other similar government regulations or authorities.

     10.3 JOINT ASSESSMENT. If the Premises are not separately assessed, Tenant's liability shall be an equitable proportion of the real property taxes for all of the land and improvements included within the tax parcel assessed, such proportion to be determined by Landlord from the respective valuations assigned in the assessor's work sheets or such other information as may be reasonably available. Landlord's reasonable determination thereof, in good faith, shall be conclusive.

     10.4 PERSONAL PROPERTY TAXES.

          (a) Tenant shall pay prior to delinquency all taxes assessed against and levied upon leasehold improvements, trade fixtures, furnishings, equipment and all other personal property of Tenant contained in the Premises or elsewhere. Tenant shall cause said leasehold improvements, trade fixtures, furnishings, equipment and all other personal property to be assessed and billed separately from the real property of Landlord.

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          (b) If any of Tenant's said personal property shall be assessed with landlord's real property, Tenant shall pay Landlord the taxes attributable to Tenant within ten (10) days after receipt of a written statement setting forth the taxes applicable to Tenant's property.

11. COMMON AREAS. When, in fact, there are Common Areas, then the following shall apply.

     11.1 DEFINITIONS. The phrase "Common Areas" means all areas and facilities outside the Premises that are provided and designated for general use and convenience of Tenant and other tenants and their respective officers, agents and employees, customers, and invitees. Common Areas include (but are not limited to) pedestrian sidewalks, landscaped areas, roadways, parking areas and railroad tracks, if any. Landlord reserves the right from time to time to make changes in the shape, size, location, number, and extent of the land and improvements constituting the Common Areas. Landlord may designate from time to time additional parcels of land for use as a part thereof; and any additional land so designated by Landlord for such use shall be included until such designation is revoked by Landlord.

     11.2 MAINTENANCE. During the term of this Lease, Landlord shall operate, manage, and maintain the Common Areas so that they are clean and free from accumulations of debris, filth, rubbish, and garbage. The manner in which such Common Areas shall be so maintained, and the expenditures for such maintenance, shall be at the sole discretion of Landlord, and the use of the Common Areas shall be subject to such reasonable regulations and changes therein as Landlord shall make from time to time, including (but not by way of limitation) the right to close from time to time, if necessary, all or any portion of the Common Areas to such extent as may be legally sufficient, in the opinion of Landlord's counsel, to prevent a dedication thereof or the accrual of rights of any person or of the public therein, or to close temporarily all or any portion of such Common Areas for such purposes.

     11.3 TENANT'S RIGHTS AND OBLIGATIONS. Landlord hereby grants to Tenant, during the term of this Lease, the license to use, for the benefit of Tenant and its officers, agents, employees, customers, and invitees, in common with the others entitled to such use, the Common Areas as they from time to time exist, subject to the rights, powers, and privileges herein reserved to Landlord. Storage, either permanent or temporary, of any materials, supplies or equipment in the Common Area is strictly prohibited. Should Tenant violate this provision of the Lease, then in such event, Landlord may, at his option either terminate this Lease or, without notice to Tenant, remove said materials, supplies and equipment from the Common Area and place such items in storage, the cost thereof to be reimbursed by Tenant within ten (10) days from receipt of a statement submitted by Landlord. All subsequent costs in connection with the storage of said items shall be paid to Landlord by Tenant as accrued. Failure of Tenant to pay these charges within ten (10) days from receipt of statement shall constitute a breach of this Lease. Tenant and its officers, agents, employees, customers and invitees shall park their motor vehicles only in areas designated by Landlord for that purpose from time to time. Within five (5) days after request from Landlord, Tenant shall furnish to Landlord a list of the license numbers assigned to its motor vehicles, and those of its officers, agents and employees. Tenant shall not at any time park or permit the parking of motor vehicles, belonging to it or to others, 'so as to interfere with the pedestrian sidewalks, roadways, and loading areas, or in any portion of the parking areas not designated by Landlord for such use by Tenant. Tenant agrees that receiving and shipping of goods and merchandise and all removal of refuse shall be made only by way of the loading areas constituting part of the Premises. Tenant shall repair, at its cost, all deteriorations or damages to the Common Areas, occasioned by its lack of ordinary care.

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     11.4 CONSTRUCTION.  Landlord, while engaged in constructing improvements or making repairs or alterations in or about the Premises or in their vicinity, shall have the right to make reasonable use of the Common Areas.

12. UTILITIES. Tenant shall pay for all water, gas, heat, light, power, telephone and other utilities and services supplied to the Premises, together with any taxes thereon. If any such services are not separately metered to Tenant, Tenant shall pay a reasonable proportion to be determined by Landlord of all charges jointly metered with other premises.

13.  ASSIGNMENT AND SUBLETTING.

     13.1 LANDLORD'S CONSENT REQUIRED. Tenant shall not voluntarily or by operation of law assign, transfer, mortgage, sublet, or otherwise transfer or encumber all or any part of Tenant's interest in this Lease or in the Premises without Landlord's prior written consent, which Landlord shall not be deemed consent to any subsequent assignment or subletting.

14.  DEFAULTS; REMEDIES.

          (b) The failure by Tenant to make any payment of rent or any other payment required to be made by Tenant hereunder, as And when due, where such failure shall continue for a period of three (3) days after written notice thereof from Landlord to Tenant.

          (c) The failure by Tenant to observe or perform any of the covenants, conditions or provisions of this Lease to be observed or performed by Tenant, other than described in Paragraph (b) above, where such failure shall continue for a period of thirty (30) days after written notice thereof from Landlord to Tenant, provided, however, that if the nature of Tenant's default is such that more than thirty (30) days are reasonably required for its cures, then Tenant shall not be deemed to be in default if Tenant commenced such cure within said thirty (30) day period and thereafter diligently prosecutes such cure to completion.

          (d) (i) The making by Tenant of any general assignment, or general arrangement for the benefit of creditors; (ii) the filing by or against Tenant of a petition to have Tenant adjudged a bankrupt or a petition for reorganization or arrangement under any law relating to bankruptcy
     (unless, in the case of a petition filed against Tenant, the same is dismissed within sixty (60) days); (iii) The appointment of a trustee or receiver to take possession of substantially all of Tenant's assets located at the Premises or of Tenant's interest in this Lease, where possession is not restored to Tenant within thirty (30) days; or (iv) the attachment, execution or other judicial seizure of substantially all of Tenant's assets located at the Premises or of Tenant's interest in this Lease, where such seizure is not discharged within thirty (30) days.

     14.2 REMEDIES IN DEFAULT. In the event of any such default or breach of Tenant, Landlord may at any time thereafter, with or without notice or demand and without limiting Landlord in the exercise of any right or remedy which
Landlord may have by   reason of such default or breach:

          (a) Terminate Tenant's right to possession of the Premises by any lawful means, in which case this Lease shall terminate and Tenant shall immediately surrender possession of the Premises to Landlord. In such event Landlord shall be entitled to recover from Tenant all damages incurred by Landlord by reason of Tenant's default including, but not limited to, the cost of recovering possession of the Premises; expenses of reletting, including necessary renovation and alteration of the Premises, reasonable

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     attorney's fees, and any real estate commission actually paid; the worth at the time of award by the court having jurisdiction thereof of the amount by which the unpaid rent for the balance of the term after the time of such award exceeds the amount of such rental loss for the same period that Tenant proves could be reasonably avoided; and that portion of the leasing commission paid by Landlord applicable to the unexpired term of this Lease. Unpaid installments of rent or other sums shall bear interest from the date due at the rate of ten (10%) percent per annum. In the event Tenant shall have abandoned the Premises, Landlord shall have the option of
     (i) retaking possession of the Premises and recovering from Tenant the amount specified in this Article 14.2(a), or (ii) proceeding under Article 14.2(b).

          (b) Maintain Tenant's right to possession, in which case this Lease shall continue in effect whether or not Tenant shall have abandoned the Premises. In such event, Landlord shall be entitled to enforce all of Landlord's rights and remedies under this Lease, including the right to recover the rent as it becomes due hereunder.

          (c) Pursue any other remedy now or hereafter available to Landlord under the laws or judicial decisions of the state in which the Premises are located.

     14.3 DEFAULT BY LANDLORD. Landlord shall not be in default unless Landlord fails to perform obligations required of Landlord within a reasonable time, but in no event later than thirty (30) days after written notice by Tenant to Landlord and to the holder of any first mortgage or deed of trust covering the Premises whose name and address shall have theretofore been furnished to Tenant in writing, specifying wherein Landlord has failed to perform such obligation; provided, however, that if the nature of Landlord's obligation is such that more than thirty (30) days are required for performance then Landlord shall not be in default if Landlord commences performance within such thirty (30) day period and thereafter diligently prosecutes the same to completion.

     14.4 LATE CHARGES.   Tenant hereby acknowledges that late payment by Tenant
to Landlord of rent and other sums due hereunder will cause Landlord to incur costs not contemplated by this Lease, the exact amount of which will be extremely difficult to ascertain . Such costs include, but are not limited to, processing and accounting charges, and late charges which may be imposed on Landlord by the terms of any mortgage cr trust deed covering the Premises. Accordingly, if any installment of rent or any other sum due from Tenant shall not be received by Landlord or Landlord's designee within ten (10) days after due, then Tenant shall pay to Landlord a late charge equal to ten (10%) percent of such overdue amount. The parties hereby agree that such late charge represents a fair and reasonable estimate of the cost Landlord will incur by reason of late payment by Tenant. Acceptance of such late charge by Landlord shall in no event constitute a waiver of Tenant's default with respect to such overdue amount, nor prevent Landlord from exercising any of the other rights and remedies granted hereunder.

15.  CONDEMNATION.   If the Premises or any portion thereof are taken under the power of eminent domain, or sold by Landlord under the threat of the exercise of said power (all of which is herein referred to as "condemnation"), this Lease shall terminate as to the part so taken as of the date the condemning authority takes title or possession, whichever occurs first. If more than twenty-five (25%) percent of the floor area of any building on the Premises, or more than twenty-five (25%) percent of the land area of the Premises not covered with buildings, is taken by condemnation, either Landlord or Tenant may terminate this Lease as of the date the condemning authority takes possession by notice in writing of such election within twenty (20) days after Landlord shall have notified Tenant of the taking or, in the absence of such notice, then within twenty (20) days after the condemning authority shall have taken possession. If this Lease is not terminated by either Landlord or Tenant then it shall remain in full force and effect

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

as to the portion of the Premises remaining, provided the rental shall be reduced in proportion to the floor area of the building taken within the Premises as bears to the total floor area of all building located on the Premises. In the event this Lease is not so terminated then Landlord agrees, at Landlord's sole cost, to as soon as reasonably possible restore the Premises to a complete unit of like quality and character as existed prior to the condemnation. All awards for the taking of any part of the Premises or any payment made under the threat of the exercise of power of eminent domain shall be the property of Landlord, whether made as compensation for diminution of value of the leasehold or for the taking of the fee or as severance damages; provided, however, that Tenant shall be entitled to any reward for loss of or damage to Tenant's trade fixtures and removable personal property.

16.  GENERAL PROVISIONS.

     16.1 OFFSET STATEMENT.

          (a) Tenant shall at any time upon not less than ten (10) days' prior written notice from Landlord execute, acknowledge and deliver to Landlord a statement in writing (i) certifying that this Lease is unmodified and in full force and effect (or, if modified, stating the nature of such modification and certifying that this Lease, as so modified, is in full force and effect) and the date to which the rent, security deposit, and other charges are paid in advance, if any, and (ii) acknowledging that there are not, to Tenant's knowledge, any uncured defaults on the part of Landlord hereunder, or specifying such defaults, if any, which are claimed. Any such statement may be conclusively relied upon by any prospective purchaser or encumbrancer of the Premises.

          (b) Tenant's failure to deliver such statement within such time shall be conclusive upon Tenant (i) that this Lease is in full force and effect, without modification except as may be represented by Landlord, (ii) that there are no uncured defaults in Landlord's performance, and (iii) that not more than one (1) month's rent has been paid in advance.

          (c) If Landlord desires to finance or refinance the Premises, or any part thereof, Tenant hereby agrees to deliver to any lender designated by Landlord such financial statements of Tenant as may be reasonably required by such lender. Such statements shall include the past three (3) years, financial statements of Tenant. All such financial statements shall be received by Landlord in confidence and shall be used only for the purposes herein set forth.

     16.2 LANDLORD'S INTEREST. The term "Landlord," as used herein shall mean only the owner or owners at the time in question of the fee title or a tenant' s interest in a ground lease of the Premises. In the event of any transfer of all liability as respects Landlord's obligations thereafter to be preformed, provided that any funds in the hands of Landlord or the then grantor at the time of such transfer, in which Tenant has an interest, shall be delivered to grantee. The obligations contained in this Lease to be performed by Landlord shall, subject as aforesaid, be binding on Landlord's successors and assigns, only during their respective periods of ownership.

     16.3 SEVERABILITY. The invalidity of any provision of this Lease, as determined by a court of competent jurisdiction, shall in no way affect the validity of any other provision hereof.

     16.4 INTEREST ON PAST-DUE OBLIGATIONS. Except as expressly herein provided, any amount due to Landlord not paid when due shall bear interest at ten (10%) percent per annum from the date due. Payment of such interest shall not excuse or cure any default by Tenant under this Lease.


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

     16.5 TIME OF ESSENCE.  Time is of the essence.

     16.6 CAPTIONS.  Article and paragraph captions are not a part hereof.

     16.7 INCORPORATION OF PRIOR AGREEMENTS; AMENDMENTS. This Lease contains all agreements of the parties with respect to any matter mentioned herein. No prior agreement or understanding pertaining to any such matter shall be effective. This Lease may be modified in writing only, signed by the parties in interest at the time of the modification.

     16.8 WAIVERS. No waiver by Landlord of any provision hereof shall be deemed a waiver of any other provision hereof or of any subsequent breach by Tenant of the same or any other provision. Landlord's consent to or approval of any act shall not be deemed to render unnecessary the obtaining of Landlord's consent to or approval of -any subsequent act by Tenant. The acceptance of rent hereunder by Landlord shall not be a waiver of any preceding breach by Tenant of any provision hereof, other than the failure of Tenant to pay the particular rent so accepted, regardless of Landlord's knowledge of such preceding breach at the time of acceptance of such rent.

     16.9 RECORDING. Tenant shall not record this Lease. Any such recordation shall be a breach under this Lease.

     16.10 HOLDING OVER. If Tenant remains in possession of the Premises or any part thereof after the expiration of the term hereof with the express written consent of Landlord, such occupancy shall be a tenancy from month to month at a rental in the amount of the last monthly rental plus all other charges payable hereunder, and upon the terms hereof applicable to month-to-month tenancy.

     16.11 CUMULATIVE REMEDIES. No remedy or election hereunder shall be deemed exclusive, but shall wherever possible, be cumulative with all other remedies at law or in equity.

     16.12 COVENANTS AND CONDITIONS. Each provision of this Lease performable by Tenant shall be deemed both a covenant and a condition.

     16.13 BINDING EFFECT; CHOICE OF LAW. Subject to any provisions hereof restricting assignment or subletting by Tenant and subject to the provisions of
Article 16.2, this Lease shall bind the parties, their personal representatives, successors and assigns. This Lease shall be governed by the laws of the state where the Premises are located.

     16.14 SUBORDINATION.

           (a) This Lease, at Landlord's option, shall be subordinate to any ground lease, mortgage, deed of trust, or any other hypothecation for security now or hereafter placed upon the real property of which the Premises are a part and to any and all 'advances made on the security thereof and to all renewals, modifications, consolidations, replacements
     and extensions thereof.   Notwithstanding such subordination, Tenant's
     right to quiet possession of the Premises shall not be disturbed if Tenant is not in default and so long as Tenant shall pay the rent and observe and perform all of the provisions of this Lease, unless this Lease is otherwise terminated pursuant to its terms. If any mortgagee, trustee or ground lessor shall elect to have this Lease prior to the lien of its mortgage, deed of trust or ground lease, and shall give written notice thereof to Tenant, this Lease shall be deemed prior to such mortgage, deed of trust, or ground lease, whether this Lease is dated prior or subsequent to the date of said mortgage, deed of trust or ground lease or the date of recording thereof.

          (b) Tenant agrees to execute any documents required to effectuate such subordination or to make this Lease prior to the lien of any mortgage, deed of trust or ground lease, as the case may be, and failing to do so within ten (10) days after written demand, does hereby make, constitute and irrevocably appoint Landlord as Tenant's attorney in fact and in Tenant's name, place and stead, to do so.

     16.15 ATTORNEY'S FEES. If either party named herein brings an action to enforce the terms hereof or declare rights hereunder, the prevailing party in any such action, on trial or appeal, shall be entitled to his reasonable attorney's fees to be paid by the losing party as fixed by the court.

     16.16 LANDLORD'S ACCESS. Landlord and Landlord's agents shall have the right to enter the Premises at reasonable times for the purpose of inspecting the same, showing the same to prospective purchasers, or lenders, and making such alterations, repairs, improvements or additions to the Premises or to the building of which they are a part as Landlord may deem necessary or desirable. Landlord may at any time place on or about the Premises any ordinary "For Sale" signs and Landlord may at any time during the last one hundred twenty (120) days of the term hereof place on or about the Premises any ordinary "For Sale or Lease" signs, all without rebate of rent or liability to Tenant.

     16.17 AUCTIONS. Tenant shall not place any auction sign upon the Premises or conduct any auction thereon without Landlord's prior written consent.

     16.18 MERGER. The voluntary or other surrender of this Lease by Tenant, or mutual cancellation thereof, shall not work a merger, and shall, at the option of Landlord, terminate all or any existing subtenancies or may, at the option of Landlord, operate as an assignment to Landlord of any or all of such subtenancies.

     16.19 CORPORATE AUTHORITY. If Tenant is a corporation, each individual executing this Lease on behalf of said corporation represents and warrants that he is duly authorized to execute and deliver this Lease on behalf of said corporation in accordance with a duly adopted resolution of the Board of Directors of said corporation or in accordance with the Bylaws of said corporation, and that this Lease is binding upon said corporation in accordance with its terms.

     16.20 LANDLORD'S LIABILITY. If Landlord is a limited partnership, the liability of the partners of the Landlord pursuant to this Lease shall be limited to the assets of the partnership; and Tenant, its successors and assigns hereby waive all rights to proceed against any of the partners, or the officers, shareholders, or directors of any corporate partner of Landlord, except to the extent of their interest in the partnership. The term "Landlord", as used in this Article, shall mean only the owner or owners at the time in question of the fee title or its interest in the ground lease of the Premises, and in the event of any transfer of such title or interest, Landlord herein named (and in case of any subsequent transfers the then grantor) shall be relieved from and after the date of such transfer of all liability as respects Landlord's obligations thereafter to be performed by Landlord shall, subject as aforesaid, be binding on Landlord's successors and assigns, only during their respective period of ownership.

17. PERFORMANCE BOND. At any time Tenant either desires to or is required to make any repairs, alternations, additions, improvements or utility installation thereon, pursuant to Articles 7.4 or 9.2 herein, or otherwise, Landlord may at his sole option require Tenant, at

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

Tenant's sole cost and expense, to obtain and provide to Landlord a lien and completion bond in an amount equal to one and one-half (1 1/2) times the estimated cost of such improvements, to insure Landlord against liability for mechanics' and materialmen's liens and to insure completion of the work.

18. BROKERS. The parties hereto acknowledge that N/A were the real estate brokers that represented the parties herein, and that no other commissions are due to any brokers whatsoever, other than the above-named brokers.

19. NOTICES. Whenever under this Lease provision is made for any demand, notice or declaration of any kind, or where it is deemed desirable or necessary by either party to give or serve such notice, demand or declaration to the other party, it shall be in writing and served either personally or sent by United States mail, postage prepaid, addressed at the addresses set forth herein below:

     To Landlord at:     P.O. BOX 42262
                         HOUSTON, TX 77242-2262
                         713/975-6969

     To Tenant at:
                    -----------------------------

20. INSURING PARTY. The insuring party under this Lease shall be the Landlord, unless Tenant should decide to carry its own building coverage, in which case Tenant must immediately notify Landlord. See Condition #23.

21. LANDLORD' S LIEN. As security for Lessee's payment of rent, damages and all other payments required to be made by this Lease, Lessee hereby grants to Lessor a lien upon all property of Lessee now or subsequently located upon the leased premises. If Lessee abandons or vacates any substantial portion of the leased premises or is in default in the payment of any rentals, damages or other payments required to be made by this Lease or is in default of any other provision of this Lease, Lessor may enter upon the leased premises, by picking or changing locks if necessary, and take possession of all or any part of the personal. property, and may sell all or any part of the personal property at a public or private sale, in one or successive sales, with or without notice, to the highest bidder for cash, and, on behalf of Lessee, sell and convey all or part of the personal property to the highest bidder, delivering to the highest bidder all of Lessee's title and interest in the personal property sold to him. The proceeds of the sale of the personal property shall be applied by Lessor toward the reasonable costs and expenses of the sale, including attorneys fee and then toward the payment of all sums then due by Lessee to Lessor under the terms of this Lease: any excess remaining shall be paid to Lessee or any other person entitled thereto by Law.

22. UNIFORM COMMERCIAL CODES. To the extent, if any, this Lease grants Lessor any lien or lien rights greater than provided by the laws of this State (the State in which the Teased premises are located) pertaining to "Landlord's Liens", this Lease is intended as and constitutes a security agreement within
the meaning of   the Uniform Commercial Code of this State and Lessor, in
addition to the rights prescribed in this Lease, shall have all of the rights, titles, liens and interests in and to Lessee's property now or hereafter located upon the leased premises which are granted a secured party, as that term is defined, under this State's Uniform Commercial Code to secure the payment to Lessor of the various amounts provided in this Lease. Lessee will on request execute and deliver to Lessor a financing statement for the purpose of

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

perfecting Lessor's security interest under this Lease or Lessor may file this Lease or a copy thereof as a financing statement.

23. Coverage afforded under Landlord's Texas Commercial Package Policy shall be for the full replacement cost of the building, all risk, subject to a $1,000.00 deductible. Tenant shall be responsible for the deductible on any loss. Should Tenant desire coverage on plate glass, signs or fences, Tenant should discuss with Landlord. Depending on the policy year, such coverage may or may not be included in the basic coverage.

24. Landlord grants Tenant a ninety (90) day warranty on all systems in the building, i.e. plumbing, electrical, HVAC, etc. Thereafter, Condition #7 shall apply.

25. Assuming Tenant is not in default under any term or condition of this Lease and by giving Landlord notice in writing ninety (90) days prior to its expiration, Tenant shall have the option to renew this Lease for three (3) years upon the same terms and conditions contained herein, except for the monthly rental rate which shall be the lesser of 50% of the Consumer Price Index (CPI) increase during the primary term of this Lease or 10t.

26.  Tenant shall take the Premises in an "as is" condition.

27. Upon full execution hereof, Tenant shall take immediate occupancy; however, Lease payments shall not commence until December 1, 1997.

The parties hereto have executed this Lease at the place and on the dates specified immediately adjacent to their respective signatures.

Executed at                             TRUST MANAGEMENT COMPANY
            ---------------------------

On                                      By
  ----------------------------------      ----------------------------------
                                             Robert B. Cole

                                        "LANDLORD"

Executed at                              MLC ENTERPRISES INC.
           -------------------------    ------------------------------------
                                        Dba MARINE & INDUSTRIAL SUPPLY


On                                      By:  /s/ Michael L. Cooper
  ----------------------------------        -------------------------------
                                             Michael L. Cooper, President

                                        By:  /s/ Michael L. Cooper
                                             -------------------------------
                                             Michael L. Cooper, Individually
                                             "Tenant"


If this Lease has been filled in it has been prepared for submission to your attorney for his approval. No representation recommendation is made by the real estate broker or its agents or employees as to the legal sufficiency, legal effect, or tax consequences of this Lease or the transaction relating thereto.

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